SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 16, 2003

                       PEGASUS COMMUNICATIONS CORPORATION

               (Exact Name of Registrant as Specified in Charter)


       Delaware                    0-32383                   23-3070336
    (State or Other             (Commission                 (IRS Employer
    Jurisdiction of              File Number)             Identification No.)
     Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania     19004
               (Address of Principal Executive Offices)   (Zip Code)

        Registrant's telephone number, including area code: 888-438-7488



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.               Other Events.

     In connection with our litigation with DIRECTV, Inc., on January 16, 2003, our subsidiaries, Pegasus Satellite Television, Inc. and Golden Sky Systems, Inc., entered into a stipulation ("Stipulation") with DIRECTV, Inc., Hughes Communications Galaxy, Inc., the National Rural Telecommunications Cooperative, and the class consisting of members and affiliates of the National Rural Telecommunications Cooperative. Since the parties to the Stipulation are participating in mediation with a court approved mediator, the parties agreed to extend certain pre-trial and trial deadlines to accommodate the scheduled mediation and to allow the parties to pursue a business solution to their disputes. As a result of the Stipulation, the trial, which was scheduled to begin on April 1, 2003, is now set to begin on June 3, 2003. A copy of the Stipulation filed with and approved by the court on January 17, 2003 is attached as Exhibit 99 to this Form 8-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits.

                 99  Stipulation.






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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PEGASUS COMMUNICATIONS CORPORATION


                                   By: /s/ Scott A. Blank
                                       ------------------
                                       Scott A. Blank,
                                       Senior Vice President and General Counsel


January 27, 2003



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


                                  EXHIBIT INDEX

Exhibit No.                Description

    99                     Stipulation.

EXHIBIT 99



                          UNITED STATES DISTRICT COURT
                     FOR THE CENTRAL DISTRICT OF CALIFORNIA


NATIONAL RURAL TELECOMMUNICATIONS      |
COOPERATIVE,                           |   Master File No.  CV99-5666
                                       |   LGB (CWx)        CV99-8672
                          Plaintiff,   |                    CV00-368
                                       |                    CV00-2117
                                       |                    CV01-6220
                                       |
                                       |   STIPULATION TO EXTEND PRE-TRIAL
              vs.                      |   AND TRIAL DATES; ORDER THEREON
                                       |
DIRECTV, INC., HUGHES COMMUNICATIONS   |
GALAXY, INC. and DOES 1-10,            |   [This Document Relates to All Cases]
                                       |
                           Defendant.  |
------------------------------------------------------------

     This Stipulation is made by and between National Rural Telecommunications Cooperative, Pegasus Satellite Television, Inc., Golden Sky System, Inc., the Class, DIRECTV, Inc., and Hughes Communications Galaxy, Inc., through their respective counsel of record. The parties are participating in a mediation with a court approved mediator. In order to accommodate the scheduled mediation and provide the parties with an opportunity to pursue a business solution to their disputes, the parties, subject to Court approval, stipulate to extend the current pre-trial and trial deadlines, as follows:

          February 21, 2003     Expert Discovery Cut-Off
          March 10, 2003        Last Day to Meet and Confer on Motions in Limine
          March 24, 2003        File and Serve Motions in Limine
          March 26, 2003        Exchange Jury Instructions and Special Verdict
                                Forms
          April 2, 2003         Exchange Objections to Jury Instructions and
                                Special Verdict Forms
          April 7, 2003         File and Serve Oppositions to Motions in Limine
          April  9, 2003        Rule 16-2 Meeting of Counsel Exchange Deposition
                                Designations, Witness Lists, and Exhibit Lists
          April 11, 2003        Meet and Confer re Jury Instructions and Special
                                Verdict Forms
          April  21, 2003       File and Serve Replies to Oppositions to Motions
                                in Limine
          April 23, 2003        Serve Objections and Counter-Designations to
                                Deposition Designations
          April  28, 2003       File Memo of Facts and Law, Witness Lists, and
                                Exhibit Lists
          May 2, 2003           Meet to Stipulate as to Foundation, Waiver of
                                Best Evidence Rule, and Identification of
                                Exhibits that may be Received in Evidence at
                                Start of Trial.
          May 8, 2003           File Final Pre-Trial Conference Order and
                                Witness Summaries and Time Estimates;
                                Serve Final Objections to Deposition
                                Counter-Designations





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



          May 12, 2003          File Joint Jury Instructions and Joint Proposed
                                Verdict Forms and any Disputed Jury Instructions
                                or Disputed Verdict Forms
          May 19, 2003          Pretrial Conference
          at 9:00 a.m.          Hearing on Motions in Limine;
                                File Objections to any Disputed Jury
                                Instructions and Disputed Special Verdict Forms;
                                Exchange Graphics and Demonstratives
          May 22, 2003          File Trial Brief
          June 3, 2003          Last Day to Lodge Deposition Transcripts with
          at 8:30 a.m.          the Court;
                                Trial Begins


   Dated: January 16, 2003
                                GREENBERG TRAURIG, LLP

                                By:/s/  Jeff Scott by Ingrid Eagly
                                   -------------------------------
                                   Jeff Scott
                                   Attorneys for Class


   Dated: January 16, 2003
                                ARNOLD & PORTER

                                By:/s/ David S. Eisen
                                   ------------------
                                   David S. Eisen
                                   Attorneys for Pegasus Satellite Television,
                                   Inc. & Golden Sky Sys., Inc.

   Dated: January 16, 2003
                                MANATT, PHELPS & PHILLIPS, LLP

                                By:/s/ John I. Lazar by Ingrid Eagly
                                   ---------------------------------
                                   John I. Lazar
                                   Attorneys for NRTC

   Dated: January 16, 2003
                                KIRKLAND & ELLIS

                                By:/s/ Michael E. Baumann by Ingrid Eagly
                                   --------------------------------------
                                   Michael E. Baumann
                                   Attorneys for DIRECTV, Inc.
                                   & Hughes Comm. Galaxy, Inc.

         IT IS SO ORDERED

         DATED: January 17, 2003

                                                 /s/ Lourdes G. Baird
                                                 --------------------
                                                 The Honorable Lourdes G. Baird
                                                 United States District Judge



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